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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 APRIL 21, 2004



                               FLORIDA BANKS, INC.
               (Exact Name of Registrant as Specified in Charter)


           FLORIDA                        0-24683                 58-2364573
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)


           5210 BELFORT ROAD
               SUITE 310
         JACKSONVILLE, FLORIDA                                      32256
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (904) 332-7772


                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         Exhibit No.       Description
         ------------      ---------------

         99.1              Press Release dated April 21, 2004



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         This information in this Current Report is being furnished pursuant to "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition" of Form 8-K and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

         On April 21, 2004, Florida Banks, Inc. issued a press release (the "Press Release") announcing its financial results for the first quarter ended March 31, 2004. A copy of the Press Release is attached as Exhibit 99.1. The Press Release is incorporated herein by reference.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FLORIDA BANKS, INC.

                                           By: /s/ T. EDWIN STINSON, JR.
                                              ----------------------------------
                                               T. Edwin Stinson, Jr.
                                               Chief Financial Officer

April 22, 2004




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                                  EXHIBIT INDEX



EXHIBIT NO.      DESCRIPTION
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99.1             The press release of Registrant dated April 21, 2004




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